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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) September 13, 2001


                      Residential Asset Funding Corporation
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             (Exact name of registrant as specified in its charter)



                  North Carolina                             333-81721                   56-2064715
-----------------------------------------------      -------------------------    ---------------------
         (State or Other Jurisdiction of                 (Commission File             (I.R.S. Employer
                  Incorporation)                              Number)                 Identification No.)


         301 South College Street, DC-06
            Charlotte, North Carolina                                                     28202-6001
            -------------------------                                                     ----------
        (Address of Principal Executive                                                   (Zip Code)
                  Offices)

        Registrant's telephone number, including area code (704) 374-4868
                                                           --------------------

                                    No Change
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          (Former name or former address, if changed since last report)


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


         Item 5.    Other Events
                    ------------


                  In connection with the offering of C-BASS Mortgage Loan Asset-Backed Certificates, Series 2001-CB3, described in the related Prospectus Supplement, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

          Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
                   -----------------------------------------------------

            (a)      Not applicable

            (b)      Not applicable

            (c)      Exhibit 99.1 - Related Computational Materials
                    (as defined in Item 5 above).

                     Exhibit 99.2 - Related Computational Materials.

                                   SIGNATURES


                  Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    RESIDENTIAL ASSET FUNDING
                                    CORPORATION
                                    as Depositor and on behalf of 2001-CB3 Trust

                                    Registrant



                                    By:  /s/ Mark Mendenhall
                                         ---------------------------------------
                                        Name: Mark Mendenhall
                                        Title:     Vice President


Dated:  September 13, 2001


                                       3
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                                  EXHIBIT INDEX
                                  -------------




Exhibit No.       Description
-----------       -----------
99.1              Related Computational Materials (as defined in Item 5 above).
99.2              Related Computational Materials.